UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549


                          FORM 8-K

                       CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


               Date of Report:  April 23, 2003
      (Date of Earliest Event Reported: April 23, 2003)


                     EL PASO CORPORATION
   (Exact name of Registrant as specified in its charter)


     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)


                      El Paso Building
                    1001 Louisiana Street
                    Houston, Texas 77002
     (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code (713) 420-2600


Item 5.   Other Events
          ------------

         This Current Report on Form 8-K includes the Computation of our Ratio of Earnings to Fixed Charges for the five years ended December 31, 2002.


Item 7.   Financial Statements and Exhibits
          ---------------------------------
       c)   Exhibits.

          Exhibit Number   Description
          --------------   -----------

              12.1         Computation of Ratio of Earnings to Fixed Charges



                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  EL PASO CORPORATION

                                   By: /s/ Jeffrey I. Beason
                                      -----------------------
                                           Jeffrey I. Beason
                                            Senior Vice
                                      President and Controller
                                   (Principal Accounting  Officer)


Date:  April 23, 2003



                        EXHIBIT INDEX


Exhibit Number       Description
--------------       ------------
    12.1             Computation of Ratio of Earnings to Fixed Charges